PROSPECTUS AND INFORMATION STATEMENT

 [          ], 2007

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FIRST INVESTORS TAX EXEMPT FUNDS

Florida Insured Tax Exempt Fund

Insured Intermediate Tax Exempt Fund

Insured Tax Exempt Fund

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95 Wall Street

New York, New York 10005

(800) 423-4026

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This Prospectus and Information Statement (“Prospectus”) is being furnished to shareholders of First Investors Florida Insured Tax Exempt Fund (“Florida Fund”) and/or Insured Intermediate Tax Exempt Fund (“Intermediate Fund”) (each, a “Target Fund” and collectively, the “Target Funds”).  Each Target Fund is a series of First Investors Tax Exempt Funds (“Trust”), a Delaware statutory trust.  In connection with a Plan of Reorganization and Termination (“Plan”), each Target Fund will be reorganized into the First Investors Insured Tax Exempt Fund (the “Tax Exempt Fund”) on or about August 10, 2007 (“Closing Date”) (each a “Reorganization” and collectively, the “Reorganizations”).  On the Closing Date, each shareholder of each Target Fund, in exchange for his or her Target Fund shares, will receive the same class of shares of the Tax Exempt Fund equal to the value of the shareholder’s Target Fund shares on the Closing Date.  When each Reorganization is complete, each Target Fund will be terminated.  The Prospectus provides information regarding the Reorganizations, including information on the Tax Exempt Fund’s objective, strategies, risks, performance and expenses among other matters.

The Board of Trustees of the Trust determined to approve the Reorganizations because of the reasons discussed in the Prospectus.  Shareholders of the Target Funds are not being asked to vote on the Plan or to approve the Reorganizations.  Shareholders are advised to read and retain the Prospectus for future reference.

The Prospectus sets forth concisely information about the Tax Exempt Fund that investors should know before the Closing Date.  Additional information is contained in the following documents:

•

The Statement of Additional Information (“SAI”) dated _______ __, 2007, relating to the Plan and financial statements, which have been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by this reference (that is, it legally forms a part of the Prospectus).  The SAI accompanies the Prospectus.

•

Part I and II of the Statement of Additional Information dated May 1, 2007, which has been filed with the SEC and are incorporated herein by this reference.

•

The Annual Report to Shareholders of the Trust for the fiscal year ended December 31, 2006, which has been filed with the SEC are incorporated herein by this reference.

Copies of any of the above documents are available upon request, without charge, by calling toll free 800-423-4026 or by writing to Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837.

These documents are also available on the First Investor’s web site at www.firstinvestors.com.  Shareholders of record of the Target Funds at the close of business on June 11, 2007 (“Record Date”) will receive copies of the Prospectus, which is expected to be mailed beginning on or about July 19, 2007.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SECURITIES DESCRIBED IN THE PROSPECTUS, OR DETERMINED IF THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TARGET FUNDS OR THE TAX EXEMPT FUND.

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended.  Accordingly, it must file certain reports and other information with the SEC.  You can copy and review information about the Trust at the SEC’s Public Reference Room in Washington, DC, and at certain of the following SEC Regional Offices:  Northeast Regional Office, 3 World Financial Center, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036.   You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090.  Reports and other information about the Trust are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  You may obtain copies of this information from the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549, at prescribed rates.

Table of Contents

ABOUT THE REORGANIZATIONS

1

Comparison of Investment Objectives, Strategies and Policies

1

Comparison of Principal Risks

5

Comparison of Fees and Expenses

6

Example of Fund Expenses

8

Comparative Performance Information

8

Capitalization

12

Plan of Reorganization and Termination

12

Reasons for the Reorganizations

13

Description of the Securities to be Issued

15

Federal Income Tax Consequences of the Reorganizations

15

ADDITIONAL INFORMATION ABOUT TAX EXEMPT FUND

16

Investment Adviser

16

Federal Income Tax Considerations

16

Disclosure of Portfolio Holdings

17

OTHER INFORMATION

17

Legal Matters

17

Additional Information

17

FINANCIAL HIGHLIGHTS

17

APPENDIX A  PLAN OF REORGANIZATION AND TERMINATION

A-1

APPENDIX B  FINANCIAL HIGHLIGHTS

B-1

APPENDIX C  PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER INFORMATION  C-1

ABOUT THE REORGANIZATIONS

The following is a summary of certain information relating to the transactions and is qualified in its entirety by reference to the more complete information contained elsewhere in the Prospectus and the attached Appendices.

As a result of the small and declining size of each Target Fund and, with respect to the Florida Fund, the fact that the State of Florida recently repealed its intangibles tax, First Investors Management Company, Inc. (“FIMCO” or the “Adviser”), the investment adviser of each Target Fund, recommended to the Board of Trustees that each Target Fund be reorganized into the Tax Exempt Fund (each, a “Fund” and collectively, the “Funds”).

At its meeting on May 17, 2007 and after careful consideration of a number of factors, the Board of Trustees, including the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), concluded that each Reorganization would be in the best interests of each Fund and its existing shareholders, and that the interests of those shareholders would not be diluted as a result of the transactions contemplated by each Reorganization.  Among other things, each Reorganization would give each Target Fund’s shareholders the opportunity to participate in a larger fund that invests in tax-exempt securities.

Accordingly, the Board approved the Plan pursuant to which the Tax Exempt Fund would acquire all of the assets of each Target Fund in exchange solely for the assumption of all the liabilities of each Target Fund and the issuance of shares of the Tax Exempt Fund to be distributed pro rata by each Target Fund to its shareholders in a complete liquidation and termination of each Target Fund.  Class A shareholders of each Target Fund will receive Class A Shares of the Tax Exempt Fund, and Class B shareholders of each Target Fund will receive Class B Shares of the Tax Exempt Fund.  Shareholders will not pay any sales charges or similar transaction charges in connection with each Reorganization.

As a condition to each Reorganization, the Trust, on behalf of each Target Fund and the Tax Exempt Fund, will receive an opinion of counsel substantially to the effect that each Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code, as amended (the “Code”).  As such, the Funds and their shareholders will not recognize any gain or loss as a result of the Reorganizations.  See “Federal Income Tax Consequences of the Reorganization” below for further information.

FIMCO will bear all of the costs associated with the Reorganizations.

Comparison of Investment Objectives, Strategies and Policies

The table set forth below provides a side-by-side comparison of the investment objectives, investment strategies and a fundamental policy of the three Funds.  As indicated in the table, the investment objectives and the fundamental policy of the three Funds are identical except that the Florida Fund also seeks interest income that is exempt from state income tax.  Because the state of Florida recently repealed its intangibles tax and has no income tax, there is no longer any practical difference between the investment objectives and the fundamental policy of the three Funds.  As further indicated in the table, the investment strategies of the three Funds are the same except that the Intermediate Fund invests in intermediate-term securities and it engages in short-term trading and the Florida Fund concentrates its assets in municipal securities of the State of Florida.  There are no other differences in the three Funds’ other fundamental policies, which may be found in the Statement of Additional Information dated May 1, 2007.

	Florida Fund	Intermediate Fund	Tax Exempt Fund
Investment Objective

The Fund seeks a high level of interest income that is exempt from both federal and state income tax.  The Fund also seeks income that is not a tax preference item for purposes of the federal alternative minimum tax (“AMT”).

		The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal AMT.	The Fund seeks a high level of interest income that is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax.
Fundamental Policy

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that pay interest that is exempt from both federal income tax, including the federal AMT, and any applicable state income tax for individual residents of the state listed in the name of the single state Fund.

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds and municipal securities that pay interest that is exempt from federal income tax, including the federal AMT.

Same as Intermediate.
Investment Strategies

The Fund attempts to invest all of its assets in municipal securities that is exempt from both federal income tax, including the AMT, and any applicable state income tax for individual residents of the state listed in the name of the Fund.

		The Fund attempts to invest all of its assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT.	Same as Intermediate.
	Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that pay interest that is exempt from federal income tax, including the AMT.	Same.	Same.

Florida Fund	Intermediate Fund	Tax Exempt Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal securities that are insured as to the timely payment of interest and principal.  The Fund will provide at least 60 days notice before changing this 80% policy.

	Same.	Same.

The Fund generally concentrates its assets in municipal bonds and securities of the state of Florida.  The Fund may invest significantly in municipal securities issued by other U.S. jurisdictions, if the interest produced is exempt from Florida income taxes.

	The Fund diversifies its assets among municipal bonds and securities of different states, municipalities and U.S. territories, rather than concentrating in bonds of a particular state or municipality.	Same as Intermediate.
While all municipal bonds are insured, not all securities held by the Fund may be insured. Generally, the non-insured securities held by the Fund are limited to short-term investments.	Same.	Same.
The Fund generally invests in municipal bonds with maturities of fifteen years or more.	Under normal market conditions, the Fund will attempt to maintain a portfolio with a dollar-weighted average maturity of between three and ten years.	Same as Florida Fund.
The Fund may also buy and sell municipal securities of any maturity to adjust the portfolio’s duration.	Same.	Same.
The Fund may invest in variable rate and floating rate municipal securities.	Same.	Same.
The Fund may invest in derivative securities, including inverse floaters and interest rate swaps, to hedge against changes in interest rates or to enhance potential returns.	Same.	Same.

	Florida Fund	Intermediate Fund	Tax Exempt Fund

In selecting investments, the Fund considers, among other factors, a security’s maturity, coupon and yield, relative value, credit quality and call protection, as well as the outlook for interest rates and the economy.

		Same.	Same.

The Fund may sell a security for a variety of reasons, including to adjust the portfolio’s duration, to replace it with another security that offers a higher yield or better relative value, to respond to a deterioration in its credit quality, or to raise cash to meet redemptions.

		Same.	Same.
	The Fund generally take taxes into consideration and may not sell a security if it would result in a capital gain distribution for shareholders.	Same.	Same.
	No comparable policy.	The Fund may at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in lower total return for the Fund.	No comparable policy.
Temporary defensive position

The Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions.  If it does so, it may not achieve its investment objective.

		Same.	Same.

Comparison of Principal Risks

The main risks of investing in the Funds are discussed below.  An investment in each Fund is subject to similar risks except that the Florida Fund also has concentration risks due its investments in state-specific investments.

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect.  In general, the greater the risk, the more money your investment can earn for you and the more you can lose.  Like other investment companies, the value of each Fund’s shares may be affected by its investment objective, principal investment strategies and particular risk factors.  Some of the principal risks of investing in the Funds are discussed below.  However, other factors may also affect each Fund’s net asset value.  There is no guarantee that a Fund will achieve its investment objective or that it will not lose principal value.

	Florida Fund	Intermediate Fund	Tax Exempt Fund
Interest Rate Risk	X	X	X
Credit Risk	X	X	X
Concentration Risk	X
Market Risk:	X	X	X
Derivative Securities Risk	X	X	X
Tax Risks	X	X	X

Each Fund is subject to the following risks:

Interest Rate Risk.  The market value of municipal securities is affected by changes in interest rates.  When interest rates rise, the market values of municipal securities decline, and when interest rates decline, the market values of municipal securities increase. Generally, the longer the maturity and duration of a municipal security, the greater its sensitivity to interest rates.  Since the Florida Fund and Tax Exempt Fund invest in long-term municipal bonds, each Fund's net asset value could decline significantly as a result of interest rate changes.  Because the Intermediate Fund invests in intermediate-term municipal bonds, its net asset value could decline moderately as a result of interest rate changes.  Interest rate risk also includes the risk that the yields on municipal securities will decline as interest rates decline.  Some investments that the Funds buy may give the issuer the option to “call” or redeem these investments before their maturity dates. If investments mature or are “called” during a time of declining interest rates, the Funds will have to reinvest the proceeds in investments offering lower yields.  The Funds also invest in floating rate and variable rate demand notes.  When interest rates decline, the rates paid on these securities may decline.

Credit Risk.  This is the risk that an issuer of securities will be unable to pay interest or principal when due.  A municipal issuer’s ability to pay interest and principal on its debt obligations may be adversely affected by a variety of factors, including but not limited to:

(i)

A downturn in the national or local economy;

(ii)

Adverse political or regulatory developments at the state or federal level;

(iii)

Erosion of taxes or other revenues supporting debt obligations;

(iv)

Constitutional, legislative, executive or voter-initiated limits on borrowing, spending, or raising taxes;

(v)

Natural disasters, terrorist acts, or energy shortages;

(vi)

Litigation, including potential lawsuits challenging the Constitutionality or legality of the issuance of municipal debt; and

(vii)

In the case of revenue bonds, failure of the revenue generated to meet levels sufficient to satisfy debt obligations.

Although all of the municipal bonds purchased by each Fund are insured as to scheduled payments of interest and principal, the short-term municipal securities that are purchased by each Fund may not be insured. Moreover, insurance does not protect the Fund against fluctuations in the market values of such bonds or the share price of the Fund.  A downgrade in an issuer’s credit rating or other adverse news about the issuer can reduce the market value of the issuer’s securities even if the issuer is not in default.  Furthermore, insurance does not entirely eliminate credit risk because the insurer may not be financially able to pay interest and principal on the bonds that they insure and not all of the securities held by each Fund are insured. It is also important to note that, although insurance may increase the credit safety of investments held by each Fund, it decreases a Fund’s yield as the Fund must pay for the insurance directly or indirectly.

Market Risk.  The Funds are subject to market risk. Municipal securities in general may decline over short or even extended periods due to a variety of factors, including changes in tax laws and supply and demand.  They may also decline in value even if the overall market is doing well.

Derivative Securities Risk.  Investments in derivative securities can increase the volatility of each Fund’s share price and expose each Fund to significant additional costs and potential investment losses. Inverse floaters tend to fluctuate significantly more in price in response to changes in interest rates than other municipal securities. Interest rate swaps may result in losses if interest rates do not move as expected or if the counter-parties are unable to satisfy their obligations.  Moreover, derivative securities may be difficult or impossible to sell due to the lack of a secondary trading market.

Tax Risks.  Interest on municipal debt could be declared taxable at the federal, state or local level due to, among other things, a change in the law, an Internal Revenue Service ruling, or a judicial decision, such as a holding that debt was issued in violation of a Constitutional or statutory requirement.  The Funds may also invest in securities that are subject to federal income tax, including the AMT.

Florida Fund is subject to the following additional risk:

Concentration Risk.  Since the Florida Fund generally invests in the municipal securities of Florida, the Fund is more vulnerable than more geographically diversified funds to events in Florida that could reduce the value of municipal securities issued within that state.  Such events could include, but are not limited to, economic or demographic factors that may cause a decrease in tax or other revenues for a state or its municipalities, state legislative changes (especially those changes regarding taxes), state constitutional limits on tax increases, judicial decisions declaring particular municipal securities to be unconstitutional or void, budget deficits and financial difficulties.

Comparison of Fees and Expenses

There is no difference in the sales charges between the Funds.  The maximum sales charge for Class A shares and the maximum deferred sales charge for Class B shares is 5.75% and 4.00%, respectively.

The following tables show the fees and expenses of each class of shares of the Target Funds and Tax Exempt Fund and the estimated pro forma fees and expenses of each class of shares of Tax Exempt Fund after giving effect to the proposed Reorganization (the “Pro Forma Combined Fund”).  Expenses for each Fund are based on the operating expenses incurred by each class of shares of the Target Funds and Tax Exempt Fund for the twelve month period ended December 31, 2006 and contractual waivers effective as of July 1, 2007.  The pro forma of each class of shares of the Pro Forma Combined Fund assumes that the Reorganization had been in effect for the same period.

Shareholder Fees (fees paid directly from your investment)
	Florida Fund		Intermediate Fund		Tax Exempt Fund		Pro Forma Combined Fund
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%(1)	None	5.75%(1)	None	5.75%(1)	None	5.75%(1)	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	None(2)	4.00%(3)	None(2)	4.00%(3)	None(2)	4.00%(3)	None(2)	4.00%(3)

(1)  Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

(2)  A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge.

(3) 4.00% in the first year; declining to 0% after the sixth year.  Class B shares convert to Class A shares after eight years.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
	Florida Fund		Intermediate Fund		Tax Exempt Fund		Pro Forma Combined Fund
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Management Fees(1)	.60%	.60%	.60%	.60%	.60%	.60%	.60%	.60%
Distribution and Service (12b-1) Fees	.30%	1.00%	.30%	1.00%	.30%	1.00%	.30%	1.00%
Other Expenses(2)	.19%	.19%	.24%	.24%	.14%	.14%	.14%	.14%
Total Annual Fund Operating Expenses(2)	1.09%	1.79%	1.14%	1.84%	1.04%	1.74%	1.04%	1.74%
Fee Waivers(1)	.07%	.07%	.07%	.07%	.07%	.07%	.07%	.07%
Net Expenses(2)	1.02%	1.72%	1.07%	1.77%	.97%	1.67%	.97%	1.67%

(1) At the meeting at which the Reorganizations were approved, FIMCO entered into a contractual commitment with the Board of the Target Funds to waive Management Fees for each Fund in excess of 0.53%.  These Management Fee waivers are shown in the table above.  They commenced on July 1, 2007, and continue until December 31, 2008, or the date of the Reorganizations.  At the same meeting, the Board requested and FIMCO agreed to continue to cap the total operating expenses of the Florida and Intermediate Funds at 0.90% and 0.95% for their Class A shares and 1.90% and 1.95% for their Class B shares, respectively, only until the Reorganizations are consummated.  These caps are not shown in the table above.  If they were shown, the total operating expenses of the Target Funds would be lower.

(2) Each Fund has an expense offset arrangement that may reduce the Fund’s custodian fee based on the amount of cash maintained by the Fund with its custodian.  Any such fee reductions are not reflected under Other Expenses, Total Annual Fund Operating Expenses or Net Expenses.

Example of Fund Expenses

This example can help you compare costs between the Target Funds and Tax Exempt Fund.  The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Funds’ operating expenses remain the same, except for year one, which is net of fees waived.  Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Florida Fund				Intermediate Fund				Tax Exempt Fund				Pro Forma Combined Fund
	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
If you redeem your shares
A Shares	$673	$895	$1,135	$1,821	$678	$910	$1,160	$1,876	$668	$880	$1,110	$1,767	$668	$880	$1,110	$1,767
B Shares	$575	$857	$1,163	$1,915*	$580	$872	$1,189	$1,970*	$570	$841	$1,137	$1,861*	$570	$841	$1,137	$1,861
If you do not redeem your shares
A Shares	$673	$895	$1,135	$1,821	$678	$910	$1,160	$1,876	$668	$880	$1,110	$1,767	$668	$880	$1,110	$1,767
B Shares	$175	$557	$963	$1,915*	$180	$572	$989	$1,970*	$170	$541	$937	$1,861*	$170	$541	$937	$1,861*

* Assumes conversion to Class A shares eight years after purchase

Comparative Performance Information

The following information shows how each Fund’s performance has varied from year to year and in comparison with a broad-based index.  This gives you some indication of the risks of investing in each of the Funds.   A Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

Calendar Year Annual Total Returns (Class A Shares).  The bar charts presented show the performance of each Fund’s Class A shares over the past ten calendar years.  The performance of Class B shares differ from the performance of Class A shares only to the extent that they do not have the same expenses.  The bar charts do not reflect sales charges that you may pay upon purchase or redemption of Fund shares.  If they were included, the returns would be less than those shown.

During the period shown, the Class A shares’ highest quarterly return was 5.81% for the quarter ended September 30, 2002 and the lowest quarterly return was -2.84% for the quarter ended June 30, 1999.  The year-to-date performance as of June 30, 2007 (not annualized) of the Class A shares was [    ]%.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

During the period shown, the Class A shares’ highest quarterly return was 5.59% for the quarter ended September 30, 2002 and the lowest quarterly return was -2.55% for the quarter ended June 30, 2004.  The year-to-date performance as of June 30, 2007 (not annualized) of the Class A shares was [    ]%.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

During the period shown, the Class A shares’ highest quarterly return was 5.50% for the quarter ended September 30, 2002 and the lowest quarterly return was -2.64% for the quarter ended June 30, 1999.  The year-to-date performance as of June 30, 2007 (not annualized) of the Class A shares was [    ]%.  These returns do not reflect sales charges.  If the sales charges were reflected, the returns would be lower than those shown.

Average Annual Total Returns for the period ended December 31, 2006.  The following tables show the average annual total returns for each Fund’s Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge (“CDSC”).  The returns on Class A shares are shown both before and after taxes.

Florida Fund – Average Annual Total Returns (for the period ended December 31, 2006)
	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares Class B Shares Return Before Taxes	-2.73% -2.77% -0.48% -1.60%	3.37% 3.28% 3.31% 3.49%	4.45% 4.32% 4.32% 4.41%
Index Merrill Lynch Municipal Securities Master Index* (reflects no deduction for fees, expenses or taxes)	4.97%	6.23%	6.30%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Intermediate Fund – Average Annual Total Returns (for the period ended December 31, 2006)
	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares Class B Shares Return Before Taxes	-3.05% -3.05% -0.98% -1.88%	2.98% 2.87% 2.80% 3.08%	4.43% 4.28% 4.19% 4.31%
Index Merrill Lynch Municipal Securities Master Index* (reflects no deduction for fees, expenses or taxes)	4.97%	6.23%	6.30%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

Tax Exempt Fund – Average Annual Total Returns (for the period ended December 31, 2006)
	1 Year	5 Years	10 Years
Class A Shares Return Before Taxes Return After Taxes on Distributions Return After Taxes on Distributions and Sale of Fund Shares Class B Shares Return Before Taxes	-2.54% -2.62% -0.17% -1.34%	3.17% 3.02% 3.13% 3.30%	4.08% 3.99% 4.03% 4.09%
Index Merrill Lynch Municipal Securities Master Index* (reflects no deduction for fees, expenses or taxes)	4.97%	6.23%	6.30%

* The Merrill Lynch Municipal Securities Master Index is a total return performance benchmark for the investment grade tax-exempt bond market.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown above and do not reflect the impact of state or local taxes.   After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.  Actual after-tax returns may differ from those shown because they depend on an investor’s individual tax situation.   After-tax returns for Class B shares will vary from those shown above.

Capitalization

The following table sets forth the capitalization of each Fund as of December 31, 2006 and of the Combined Pro Forma Fund on a pro forma combined basis as of that date, after giving effect to the proposed Reorganization.

	Net Assets (in millions)	Net Asset Value Per Share	Shares Outstanding
Class A:
Florida Fund	$29	$13.29	2,218,897
Intermediate Fund	$45	$6.34	7,152,592
Tax Exempt Fund	$704	$9.86	71,447,179
Combined Pro Forma Fund	$779	$9.86	79,035,795
Class B:
Florida Fund	$2	$13.29	167,003
Intermediate Fund	$7	$6.35	1,044,807
Tax Exempt Fund	$3	$9.84	254,400
Combined Pro Forma Fund	$11	$9.84	1,154,276

Plan of Reorganization and Termination

The terms and conditions under which the Reorganizations will be consummated are set forth in the Plan.  Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Prospectus.

The Plan provides for the Reorganizations to occur on or about August 10, 2007.  The Plan provides that, unless the Trust determines otherwise, all of the assets of each Target Fund will be transferred to Tax Exempt Fund immediately after the close of business on the Closing Date (the “Effective Time”).  In exchange for the transfer of these assets, Tax Exempt Fund will (a) simultaneously issue to each Target Fund at the Effective Time a number of full and fractional Tax Exempt Fund Class A and Class B shares equal in value to the net asset value attributable to a Target Fund’s Class A and Class B shares, respectively, calculated immediately after the close of regular trading on the New York Stock Exchange, and the declaration of any dividends and/or other distributions, on the Closing Date; and (b) assume all of the liabilities of each Target Fund.

Following the transfer of assets in exchange for shares of Tax Exempt Fund, each Target Fund will distribute all of the shares of Tax Exempt Fund pro rata to its shareholders of record in complete liquidation and termination of each Target Fund.  Each shareholder of the Target Funds owning shares at the Effective Time will receive a number of shares of the identical class of Tax Exempt Fund with the same aggregate value as the shareholder had in a Target Fund immediately before the Reorganization.  Such distribution will be accomplished by the establishment of accounts in the names of a Target Fund’s shareholders on the share records of Tax Exempt Fund’s transfer agent.  Each account will be credited with the respective pro rata number of full and fractional shares of Tax Exempt Fund due to the shareholder of a Target Fund, by class.  Each Target Fund will then be terminated.

The Board of Trustees may terminate the Plan and abandon the Reorganizations at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganizations inadvisable for any Fund.  The completion of the Reorganizations also is subject to various conditions, including completion of all filings with, and receipt of all necessary approvals from, the SEC, delivery of a legal opinion regarding the federal income tax consequences of the Reorganization and other customary corporate and securities matters.  Subject to the satisfaction of those conditions, the Reorganizations will take place immediately after the close of business on the Closing Date.

No sales charges or other fees will be imposed in connection with the receipt of Tax Exempt Fund shares by shareholders of a Target Fund.  To the extent described in the Plan, expenses solely and directly related to the Reorganizations (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by FIMCO.

Reasons for the Reorganizations

The Board of Trustees met on May 17, 2007 to consider information in connection with the Reorganizations.  In determining whether to approve the Plan, the Board, including those members who are not “interested persons” (within the meaning of the 1940 Act) (the “Independent Trustees”), with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including:  (1) the terms and conditions of the Reorganizations; (2) the compatibility of the investment programs of the Target Funds and the Tax Exempt Fund; (3) the expense ratios of each Fund on a comparative basis and projected pro forma estimated expense ratios, as well as the sales load of each Fund’s Class A and Class B shares; (4) the relative historical performance record of the Funds; (5) distribution yields for each Fund; (6) the historical asset levels of the Target Funds; (7) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganizations; (8) the benefits to FIMCO as a result of the Reorganizations; and (9) the non-recognition of any gain or loss for federal income tax purposes to the Target Funds or their shareholders as a result of the Reorganizations.  The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Plan.

At the meeting, representatives of FIMCO discussed the rationale for the Reorganizations.  FIMCO’s representatives explained that each Target Fund has a small and declining asset base and that its relative short-, medium- and long-term performance has trailed its peers, making it difficult to attract new assets to the Fund.  In addition, with respect to the Florida Fund, FIMCO noted that there is no state income tax, and the state’s intangibles tax was repealed in 2007 and, therefore, there is no longer a state tax advantage for Florida residents to invest in a state specific tax exempt fund and the long-term prospects for the Fund are not favorable.  FIMCO’s representatives explained that reorganizing the Funds would benefit the Target Funds’ shareholders by moving them into a Fund that has a larger and more stable asset base and that is more marketable with the potential for long-term growth.  As a result, FIMCO’s representatives recommended reorganizing each Target Fund into the Tax Exempt Fund.  FIMCO’s representatives also noted that the Funds have similar investment objectives and strategies.

FIMCO’s representatives stated that the Reorganization is expected to result in lower overall contractual fees and expenses for shareholders of the Target Funds.  FIMCO also agreed to continue certain commitments to cap the total operating expenses of the Funds only until the Reorganizations are consummated (see footnote 1 on page 7).  FIMCO’s representatives also stated that reorganizing the Funds is expected to result in economies of scale for the Target Funds as fixed expenses would be dispersed over a larger asset and shareholder base.

The Board also considered the historical performance of each Fund for short- and long-term time periods.  In this regard, the Board noted that the Tax Exempt Fund slightly outperformed the Target Funds for the one-year period ending December 31, 2006 but underperformed both for the ten-year period.  The Tax Exempt Fund outperformed the Intermediate Fund but underperformed the Florida Fund for the five-year period.  In addition, the Board considered the Tax-Exempt Fund’s yield exceeded that of each Target Fund for the five-year period ending December 31, 2006.

FIMCO’s representatives explained that alternatives to the Reorganizations were considered, including liquidating and terminating the Target Funds, but that it was determined that the more beneficial course of action would be to reorganize these Funds due to the tax-free nature of the Reorganizations.

FIMCO’s representatives also noted that portfolio holdings of each Target Fund are compatible with the Tax Exempt Fund’s investment objective and policies.

FIMCO’s representatives also noted that the interests of the shareholders of each Fund would not be diluted by each Reorganization because each Reorganization would be effected on the basis of each Fund’s net asset value.

FIMCO’s representatives further noted that FIMCO would bear all of the costs associated with the Reorganizations.  They then recommended that the Board approve the Reorganizations.

In reaching the decision to approve, the Board, including the Independent Trustees, concluded that the participation of each Target Fund in each Reorganization would be in the best interests of that Target Fund and that the interests of the shareholders of that Target Fund would not be diluted as a result of each Reorganization.  The Board’s conclusion was based on a number of factors, including the following:

•

The Reorganizations will permit shareholders in the Target Funds to benefit by becoming shareholders of the Tax Exempt Fund because the Tax Exempt Fund has larger and more stable asset levels.

•

The Reorganizations will permit the shareholders in the Target Funds to continue to invest in a fund that pursues a similar investment objective and strategies and limitations immediately following consummation of the Reorganizations.  The Board noted that the portfolio holdings of each Target Fund are compatible with the Tax Exempt Fund’s investment objective and policies.

•

The cap on management fees agreed to by FIMCO effective as of July 1, 2007.  FIMCO’s agreement to continue certain commitments to cap the total operating expenses of the Funds until the Reorganizations are consummated.

•

Shareholders will not incur any sales loads or similar transaction charges as a result of the Reorganizations.  Further, for purposes of calculating any holding period used to determine a contingent deferred sales charge, a shareholder’s original purchase will apply.

•

Each Fund is managed by FIMCO and has the same service providers.

•

Reorganizing the Funds is expected to result in economies of scale for the Target Funds as fixed expenses would be dispersed over a larger asset and shareholder base.

•

The Reorganizations will be structured as tax-free reorganizations under the Code and, therefore, the Reorganizations are tax neutral to shareholders.  The Reorganizations are a preferred alternative to simple liquidation of the Target Funds because of the potential adverse tax consequences to their shareholders as result of a liquidation compared to a tax free reorganization.

•

As a result of the Reorganizations, each shareholder of the Target Funds would hold, immediately after the Closing Date, Class A and Class B shares of the Tax Exempt Fund having an aggregate value equal to the aggregate value of a Target Fund shares as of the Closing Date.

On the basis of the information provided to it and its evaluation of that information, the Board, including the Independent Trustees, voted unanimously to approve the Reorganizations.

Description of the Securities to be Issued

The shareholders of each Target Fund will receive Class A or Class B shares of the Tax Exempt Fund in accordance with the procedures provided for in the Plan.  Such shares will be fully paid and non assessable by Tax Exempt Fund when issued and will have no preemptive or conversion rights.

The Trustees of the Trust are authorized to issue an unlimited number of shares of beneficial interest without par value.  Shares of each Class of a Fund represent an equal beneficial interest in the assets of that Fund, have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that expenses allocated to a Class may be borne solely by that Class as determined by the Board, and a Class may have exclusive voting rights with respect to matters affecting only that Class.

The Trust is not required to hold annual shareholder meetings unless required by law.  If requested in writing to do so by the holders of at least 10% of a Fund’s or Class’ outstanding shares entitled to vote, as specified in the By-Laws, or when ordered by the Trustees or the President, the Secretary will call a special meeting of shareholders for the purpose of taking action upon any matter requiring the vote of the shareholders or upon any other matter as to which a vote is deemed by the Trustees or the President to be necessary or desirable.

Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code.

As a condition to consummation of the Reorganizations, the Trust, on behalf of the Target Funds and Tax Exempt Fund will receive an opinion of Kirkpatrick & Lockhart Preston Gates Ellis LLP, its counsel (“Opinions”), substantially to the effect that, based on the facts and assumptions stated therein as well as certain representations of the Trust and conditioned on the Reorganization’s being completed in accordance with the Plan for federal income tax purposes:

(1) Each Reorganization will qualify as a “reorganization” (as defined in Section 368(a)(1)(C) of the Code), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code).

(2) The Funds will recognize no gain or loss on the Reorganizations.

(3) The shareholders will not recognize any gain or loss on the exchange of a Target Fund’s shares for Tax Exempt Fund shares.

(4) The holding period for and aggregate tax basis in Tax Exempt Fund shares a shareholder receives pursuant to the Reorganizations will include the holding period for and will be the same as the aggregate tax basis in a Target Fund shares the shareholder holds immediately prior to the Reorganizations (provided the shareholder holds the shares as capital assets at the Effective Time).

(5) Tax Exempt Fund’s holding period for each asset a Target Fund transfers to it will include that Target Fund’s holding period therefor (except where Tax Exempt Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period), and Tax Exempt Fund’s tax basis in each such asset will be the same as that Target Fund’s tax basis therein immediately prior to the Reorganization.

Notwithstanding clauses (2) and (5), the Opinion may state that no opinion is expressed as to the effect of the Reorganizations on a Fund or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Because of certain provisions of the Code that limit the utilization of capital loss carryforwards (“CLCs”) by an acquiring company in a reorganization, the Tax Exempt Fund’s utilization after the Reorganizations of a Target Fund’s pre-Reorganization CLCs to offset Tax Exempt Fund’s gains could be subject to limitation in future years and Tax Exempt Fund will not be able to take advantage of all of a Target Fund’s CLCs.

On or immediately before the Effective Time, each Target Fund will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.

The foregoing description of the federal income tax consequences of the Reorganizations does not take into account the particular circumstances of any Shareholder.  Shareholders of each Target Fund are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganizations.

ADDITIONAL INFORMATION ABOUT TAX EXEMPT FUND

Investment Adviser

FIMCO is the investment adviser to each Fund.  FIMCO has been the investment adviser to the First Investors Family of Funds since 1965.  Its address is 95 Wall Street, New York, NY 10005.  As of May 31, 2007, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $7.8 billion.  FIMCO supervises all aspects of the Trust’s and each Fund’s operations.

Investment advisory services for each Fund are provided by FIMCO, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).  Pursuant to the Advisory Agreement, FIMCO is responsible for supervising and managing each Fund’s investments, determining each Fund’s portfolio transactions and supervising all aspects of each Fund’s operations, subject to oversight by the Board.  The Advisory Agreement also provides that FIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund.

For the fiscal year ended December 31, 2006, Tax Exempt Fund paid an advisory fee to FIMCO equal to an annual rate of 0.60% of its average daily net assets.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Semi-Annual Report to Shareholders for the fiscal year ended June 30, 2006.

Federal Income Tax Considerations

For individual shareholders, income dividends paid by the Funds should generally be exempt from federal income taxes, including the AMT.  However, the Funds reserve the right to buy securities that may produce taxable income to shareholders.

Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares.  Distributions of interest income from taxable obligations (if any) and short-term capital gains (if any) are taxed to you as ordinary income.  You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares may be considered a taxable event for you.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction.  You are responsible for any tax liabilities generated by your transactions.

Disclosure of Portfolio Holdings

Each Fund files its complete schedules of portfolio  holdings as of the first and third  quarters of their  fiscal years on Form N-Q with the SEC no more than sixty days after the close of those quarters. You may obtain the Funds’ Form N-Q filings,  without charge, by calling  877-757-7424 or you may view these filings by visiting the SEC’s website at www.sec.gov.  A description of these policies and  procedures  with respect to disclosure of portfolio securities is available in the SAI.

OTHER INFORMATION

Legal Matters

An opinion concerning certain legal matters pertaining to the Reorganizations will be provided by legal counsel to the Funds, Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, N.W., Washington, D.C. 20006.

Additional Information

The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and accordingly file certain reports and other information with the SEC.  Reports to shareholders, proxy material and other information about the Funds may be inspected and copied at the public reference facilities maintained by the SEC in Washington D.C. at 100 F Street, N.E., Washington, D.C. 20549.  You also may obtain copies of such material from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.  Information about the Funds also is available on the SEC’s website at www.sec.gov.

FINANCIAL HIGHLIGHTS

For a table of the financial highlights of Tax Exempt Fund, see “Financial Highlights” in Appendix B.  The financial highlights shown in the table represent the financial history of the predecessor fund, which was acquired by Tax Exempt Fund on April 28, 2006.  The Fund has adopted the financial history of its predecessor fund.  The financial highlights table is intended to help you understand the financial performance of Tax Exempt Fund for the years indicated.  The table set forth the per share data for each fiscal year indicated.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).  The information has been audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, is included in the Trust’s Annual Report to Shareholders for the year ended December 31, 2006, which also are incorporated by reference into the SAI relating to this Prospectus, which is available upon request.

[INSERT PLAN OF REORGANIZATION]

APPENDIX B
FINANCIAL HIGHLIGHTS

Tax Exempt Fund

Per Share Data
	Net Asset Value at Beginning of Year	Income from Investment Operations Net Net Realized Total from Investment and Investment Income Unrealized Operations Gain (Loss) on Investments			Less Distributions from Net Net Realized Total Investment Gains Distributions Income
CLASS A
2002	$10.15	$.446	$.560	$1.006	$.452	$.244	$.696
2003	10.46	.425	.037	.462	.422	.080	.502
2004	10.42	.418	(.169)	.249	.419	—	.419
2005	10.25	.409	(.236)	.173	.408	.025	.433
2006	9.99	.411	(.079)	.332	.408	.054	.462
CLASS B
2002	$10.14	$.370	$.564	$.934	$.380	$.244	$.624
2003	10.45	.344	.036	.380	.350	.080	.430
2004	10.40	.336	(.159)	.177	.347	—	.347
2005	10.23	.329	(.228)	.101	.336	.025	.361
2006	9.97	.327	(.067)	.260	.336	.054	.390

*	Calculated without sales charges.
†	Net of expenses waived or assumed by the Adviser and/or the transfer agent.
††	Ratios include 0.11% of interest expense and fees, which is not an operating expense.

	Total Return	Ratios/Supplemental Data
Net Asset Value at End of Year	Total Return* (%)	Net Assets at End of Year (in thou- sands)	Ratio to Average Net Assets † Expenses Net (%) Investment Income (%)		Ratio to Average Net Assets Before Expenses Waived or Assumed Expenses Net (%) Investment Income (%)		Portfolio Turnover Rate (%)
CLASS A
$10.46	10.10	$915,763	1.03	4.26	1.10	4.19	29
10.42	4.50	882,285	1.02	4.06	1.11	3.97	25
10.25	2.47	824,507	1.01	4.08	1.15	3.94	27
9.99	1.72	759,815	1.01	4.02	1.13	3.90	24
9.86	3.41	704,319	1.10††	4.14	1.14††	4.10	22
CLASS B
$10.45	9.36	$5,553	1.76	3.53	1.83	3.46	29
10.40	3.70	4,576	1.75	3.33	1.84	3.24	25
10.23	1.76	3,588	1.74	3.35	1.88	3.21	27
9.97	1.00	3,073	1.74	3.29	1.86	3.17	24
9.84	2.66	2,502	1.83††	3.41	1.87††	3.37	22

APPENDIX C

PURCHASE, EXCHANGE, REDEMPTION PROCEDURES AND OTHER INFORMATION

These procedures and policies are the same for each Target Fund and Tax Exempt Fund.

How and when do the Funds price their shares?

The share price (which is called “net asset value” or “NAV” per share) for each Fund is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“Business Day”).  The NYSE is closed on most national holidays and Good Friday.  In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, each Fund first values its assets, subtracts its liabilities, and then divides the balance, called net assets, by the number of shares outstanding.  The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The investments of each of the Funds are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, “current market values”).  If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Funds under procedures that have been approved by the Board of Trustees of the Funds.

The Funds may fair value a security due to, among other things, the fact that: (a) a pricing service does not offer a current market value for the security; (b) a current market value furnished by a pricing service is believed to be stale; or (c) the security is illiquid or does not trade frequently and its market value is therefore slow to react to information.  In such cases, the Fund’s investment adviser will price the security based upon its estimate of the security’s market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; bond market movements; or movements of similar securities.

In the event that a security is priced using fair value pricing, a Fund’s value for that security is likely to be different than the security’s last reported market sale price or quotation.  Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices.  Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value.  Finally, the use of fair value pricing for one or more securities held by a Fund could cause a Fund’s net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

How do I buy shares?

You may buy shares of a Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer (“Representative”).  Your Representative will help you complete and submit an application.  Your initial investment must be at least $1,000.  Subsequent investments can be made in any dollar amount.  We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments.  For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Edison, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge (“offering price”).  If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Edison, N.J. offices by our processing deadline.  Orders placed after the close of regular trading on the NYSE, or received in our Edison, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price.  The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

Each Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

What are the sales charges?

Each Fund has two classes of shares, Class A and Class B.  While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures.  Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares.  The principal advantage of Class B shares is that all of your money is invested from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds).  We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it.  For investments less than $100,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later.  If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds.  You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

The following tables describe the sales charge and contingent deferred sales charge (“CDSC”) for Class A and Class B shares.

Class A Shares

Class A shares of each Fund are sold at the public offering price, which includes a front-end sales charge.

The sales charge declines with the size of your purchase, as illustrated below.

Your investment	Sales Charge as a percentage of offering price*	Sales Charge as a percentage of net amount invested*
Less than $100,000	5.75%	6.10%
$100,000 - $249,999	4.50	4.71
$250,000 - $499,999	3.50	3.63
$500,000 - $999,999	2.50	2.56
$1,000,000 or more	0**	0**

* Due to rounding of numbers in calculating a sales charge, you may pay more or less than what is shown above.

** If you invest $1,000,000 or more, you will not pay a front-end sales charge.  However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.  As described in our Shareholder Manual, a CDSC of 1.00% may also be imposed on redemptions of Class A shares that are purchased by group retirement plans without a front-end sales charge pursuant to a sales charge waiver privilege.  As further described in the Shareholder Manual, any applicable CDSCs may also be waived under certain circumstances.

Class B Shares*

Class B shares are sold at net asset value without any initial sales charge.  However, you may pay a CDSC when you sell your shares.  The CDSC declines the longer you hold your shares, as illustrated below.  Class B shares convert to Class A shares after eight years.

Year of Redemption	CDSC as a percentage of Purchase Price or NAV at Redemption
Within the 1st or 2nd year	4%
Within the 3rd or 4th year	3
In the 5th year	2
In the 6th year	1
Within the 7th year and 8th year	0

* There is no CDSC on Class B shares that are acquired through reinvestment of dividends or distributions.  The CDSC is imposed on the lower of the original purchase price or the net asset value of the shares being sold.  For purposes of determining the CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month at the average cost of all purchases made during that month.  To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC.  If there is an insufficient number of these shares to meet your request in full, we will then sell those shares that have the lowest CDSC.  As further described in the Shareholder Manual, any applicable CDSCs may also be waived under certain circumstances.

Each Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares.  Each plan allows the Fund to pay fees for distribution related activities and the ongoing maintenance and servicing of shareholder accounts.  The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares.  No more than 0.25% of each Fund’s average daily net assets may be paid under the plans as service fees and no more than 0.75% of each Fund’s average daily net assets may be paid under Class B plans as asset-based sales charges.  Because these fees are paid out of a Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment.  Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

Are sales charge discounts available?

You may qualify for Class A share sales charge discount under our Rights of Accumulation (“ROA”) policy.  If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge.  (Class A shares of our money market funds are not counted for ROA purposes if they were purchased directly without a sales charge.)  Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000, based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm (“Eligible Accounts”).  For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent (“LOI”) to purchase a specific dollar amount of shares within 13 months.  For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000.  You are not legally required to complete the LOI.  However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable).  In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts.  You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer.  Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances.  Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders.  Sales charges on Class A shares are waived on reinvestments of dividends and distributions within the same customer account, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain exchanges within the same customer account, certain reinvestments of redemptions that have been made within six months, investments by current and former associates of FIMCO or its affiliates and certain of their family members and certain employees of a subadviser of a First Investors Fund.  CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan.  Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your Representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers and for additional information on how they operate.  The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Funds’ transfer agent.  It is also available on our website, www.firstinvestors.com, under the heading “Information Center”, and by clicking on “Shareholder Manual”.  Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading “Information Center”, and by clicking on “Sales Charges, Discounts and Waivers – Choosing Between Share Classes”.

How do I sell shares?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who may place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at Raritan Plaza 1, Edison, N.J. 08837-3620.

You may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account.  Shares in certificate form may only be redeemed by written request.

For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $100,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee.  We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) you do not have telephone privileges for such account, (2) the amount of the redemption is over $100,000, (3) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $200,000 for any one Fund account, (4) the redemption is to be made payable to any person other than the registered owners of the account, (5) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (6) the redemption proceeds are to be mailed to any address other than the address of record, or (7) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account.  In such circumstances, you will have to provide us with a written redemption request.

You may use our Systematic Withdrawal Plan to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. You should be aware that systematic withdrawals in excess of the dividends and distributions paid by a Fund will reduce and possibly exhaust your invested principal, especially in the event of a market decline. You should not assume that the value of your Fund shares will appreciate enough to cover withdrawals. You should also be aware that systematic payments are not eligible for our reinstatement privilege.

You should avoid making any investments in First Investors Funds at the same time that you are taking systematic withdrawals, unless your investments can be made without paying a sales charge. Buying shares on which a sales charge is imposed during the same period as you are selling shares is not advantageous to you because you will be incurring unnecessary sales charges and may not be able to deduct any capital losses because of wash sale rules.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual.  For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days.  If you are redeeming shares that you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 12 days from the date of purchase).

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your Representative, or call ADM at  1-800-423-4026.

Each Fund reserves the right to make in-kind redemptions.  This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

What if my account falls below the minimum account requirement?

If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice.  Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance.  You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum.  If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

Can I exchange my shares for the shares of other First Investors Funds?

Subject to the restrictions on frequent trading discussed below, you may exchange shares of a Fund for shares of other First Investors Funds without paying any additional sales charge.  You can only exchange within the same class of shares (e.g., Class A to Class A).  For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

What are the Funds’ policies on frequent trading in the shares of the Funds?

Each Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading.  The Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of each of the Funds.  These policies and procedures apply uniformly to all accounts.  However, the ability of the Funds to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited.

It is the policy of each Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved.  Alternatively, a Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Funds to monitor activity in existing accounts to detect market-timing activity.  The criteria used for monitoring differ depending upon the type of account involved.  It is the policy of the Funds to reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy.  The Funds also reserve the right to reject exchanges that in the Funds’ view are excessive, even if the activity does not constitute market timing.

If the Funds reject an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed.  Alternatively, the Funds may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone or any other electronic means.

What are the risks of frequent trading in the shares of the Funds?

In the case of all Funds, to the extent that the policies of the Funds are not successful in detecting and preventing frequent trading in the shares of the Funds, frequent trading may: (a) interfere with the efficient management of the Funds by, among other things, causing the Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading.

What about dividends and capital gain distributions?

Each Fund will declare on a daily basis, and pay on a monthly basis, dividends from net investment income.  Any net realized capital gains will be distributed on an annual basis, usually at the end of each Fund’s fiscal year.  Each Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gains.

Dividends and other distributions declared on both classes of each Fund's shares are calculated at the same time and in the same manner.  Dividends on Class B shares of each Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds or receive all dividends and other distributions in cash.  If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares.  If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding.  If a Fund is unable to obtain a current address for you, it will reinvest your future dividends and other distributions in additional Fund shares in accordance with our “Returned Mail” policy, as described in our Shareholder Manual.  No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if a Fund has received notice that all account owners are deceased (until written alternate payment instructions and other necessary documents are provided by your legal representative).

How do I obtain a complete explanation of all account privileges and policies?

The Funds offer a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges.   The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge.   For more information on the full range of services available, please contact us directly at 1-800-423-4026.

STATEMENT OF ADDITIONAL INFORMATION

[ ], 2007

______________________________________

First Investors Tax Exempt Funds

Florida Insured Tax Exempt Fund

Insured Intermediate Fund

Insured Tax Exempt Fund

______________________________________

This Statement of Additional  Information  (“SAI”) relates specifically to the reorganization of First Investors Florida Insured Tax Exempt Fund and First Investors Insured Intermediate Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of First Investors Tax Exempt Funds (“Trust”), into the First Investors Insured Tax Exempt Fund (“Tax Exempt Fund”), another series of the Trust, whereby each Target Fund will transfer all of its assets to Tax Exempt Fund, and shareholders in each Target Fund will receive shares of Tax Exempt Fund, in exchange for shares of a Target Fund (each a “Reorganization” and collectively, the “Reorganizations”).  This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:

(1)

The Statement of Additional Information (Parts I and II), dated May 1, 2007, as supplemented, of the Trust (File nos. 33-46924, 811-06618), which contains information relating to the Funds.

(2)

The Annual Report to Shareholders of the Trust, which contains information relating to the Funds, for the fiscal year ended December 31, 2006.

The Trust’s Statement of Additional Information that is incorporated by reference above includes information about its other series of the Trust that is not relevant to the Reorganization.  Please disregard that information.

This SAI is not a prospectus.  A Prospectus dated [     ], 2007 (the “Prospectus”) relating to the Reorganizations may be obtained, without charge, by calling toll free [800-423-4026] or by writing to [Administrative Data Management Corp., Raritan Plaza 1, Edison, NJ 08837].  These documents are also available on the First Investor’s web site at www.firstinvestors.com.  This SAI should be read in conjunction with the Prospectus.

PRO FORMA FINANCIAL STATEMENTS

The following tables set forth the pro forma Portfolio of Investments as of December 31, 2006, the pro forma condensed Statement of Assets and Liabilities as of December 31, 2006, and the pro forma condensed Statement of Operations for the twelve-month period ended December 31, 2006 for the Florida Fund, Intermediate Fund and Tax Exempt Fund (together the “Pro Forma Combined Fund”), as adjusted giving effect to the Reorganization.

The pro forma Portfolio of Investments contains information about the securities holdings of the Pro Forma Combined Fund as of December 31, 2006, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions.  Thus, it is expected that some of a Target Fund’s holdings may not remain at the time of the Reorganization.  It is also expected that any Target Funds’ holdings that are not compatible with the Tax Exempt Fund’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization, and the proceeds of these sales held in temporary investments or reinvested in assets that are consistent with that investment objective and policies.  The portion of a Target Fund’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by First Investors Management Company, Inc. of the compatibility of those holdings with the Tax Exempt Fund’s portfolio composition and investment objective and policies at the time of the Reorganization.  The need for a Fund to sell investments in connection with the Reorganization may result in its selling securities at a disadvantageous time and price and could result in its realizing gains (or losses) that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred.